SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: November 30, 1998
                      (Date of Earliest Event Reported)

                         COMMAND SECURITY CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New York
                           (State of Incorporation)

                                   0-18684
                           (Commission File Number)

                                  14-1626307
                      (IRS Employer Identification No.)

                Lexington Park, Lagrangeville, New York 12540
                   (Address of Principal Executive Offices)

                                (914) 454-3703
                       (Registrant's Telephone Number)

Item 1-Item 4     Not Applicable.

Item 5            Not Applicable.

Item 6            Not Applicable.

Item 7            Financial Statements and Exhibits.

                  (a),(b) Not Applicable.

                  (c) Exhibits.

                  (i) Press release dated November 30, 1998.

                  (ii) Press release dated November 30, 1998.

Item 8            Not applicable.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 1, 1998
                                            COMMAND SECURITY CORPORATION


                                            By: /s/ William C. Vassell
                                                ----------------------
                                                William C. Vassell
                                                Chairman of the Board

                                             COMMAND SECURITY CORPORATION
                                             (LOGO)

                                             CORPORATE OFFICE
                                             LEXINGTON PARK
                                             P.O. BOX 340
                                             LAGRANGEVILLE, NY 12540
                                             TEL (914) 454-3703
                                             FAX (914) 454-0075


FOR IMMEDIATE RELEASE

CONTACT: William C. Vassell      Donald Radcliffe
         Chairman                Radcliffe & Associates, Inc.
         Tel: (914) 454-3703     Tel: (212) 605-0174



Lagrangeville, New York *** November 30, 1998 *** Command Security Corporation (NASDAQ:CMMDC) announced today that its common stock will continue to be listed on the NASDAQ Small Cap Market via an exception from the minimum bid price ($1.00) requirement.

While Command failed to meet this requirement as of June 29, 1998 the company was granted a temporary exception from this standard subject to Command meeting certain conditions. The exception wil expire on January 22, 1999.
In the event the Company is deemed to have met the terms of the exception, it shall continue to be listed on the NASDAQ Small Cap Market. The Company believes that it can meet these conditions, however, there can be no assurance that it will do so. If at some future date the company's securities should cease to be listed on the NASDAQ Small Cap market, they may continue to be listed in the OTC-Bulletin Board. For the duration of the exception, the company's NASDAQ symbol will be CMMDC.

Franklyn H. Snitow, President and CEO said, "We believe that the price of our stock is significantly undervalued. We recently reported our second consecutive quarter of strong results and believe that the investment community will begin to recognize the value of our Company as they become aware of the significant progress the company has made."

Statements in this press release other than statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties including the demand for the Company's services, litigation, labor market, and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward-looking statements. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Command Security Corporation provides security services to company-owned offices in New York, New Jersey, California, Illinois, Connecticut, Florida, Georgia and Pennsylvania and provides services to independent security companies nationwide.

                                             COMMAND SECURITY CORPORATION
                                             (LOGO)

                                             CORPORATE OFFICE
                                             LEXINGTON PARK
                                             P.O. BOX 340
                                             LAGRANGEVILLE, NY 12540
                                             TEL (914) 454-3703
                                             FAX (914) 454-0075


FOR IMMEDIATE RELEASE

CONTACT: William C. Vassell      Donald Radcliffe
         Chairman                Radcliffe & Associates, Inc.
         Tel: (914) 454-3703     Tel: (212) 605-0174



                  COMMAND SECURITY CORPORATION ANNOUNCES

         * Received Letters Of Interest To Purchase Company
         * Board Members Indicate Intention To Purchase Shares


Lagrangeville, New York *** November 30, 1998 *** Command Security Corporation (NASDAQ:CMMDC) announced today that it is engaging in discussions concerning the possible sale of the Company. In connection with those discussions, management has entered into preliminary discussions with several potential acquirers and has provided certain nonpublic information pursuant to confidentiality agreements to some of them. Preliminary discussions have so far generated an interest on the part of potential purchasers at an approximate price of $2.00 per share. None of these discussions have advanced beyond a preliminary stage and the Board of Directors is evaluating all alternatives to maximize shareholder value. William C. Vassell, the Company's Chairman of the Board, has expressed an interest in making an offer for the company and is currently seeking financing. The Company expects to learn more about his intentions during the next 60 days.

The Company further announced that two members of its Board of Directors have indicated their intention to purchase in the open market and via private transactions, subject to applicable SEC Regulations, a minimum of 150,000 shares up to a maximum of 500,000 shares over the next six months subject to market conditions.

Statements in this press release other than statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties including the demand for the Company's services, litigation, labor market, and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward-looking statements. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Command Security Corporation provides security services to company-owned offices in New York, New Jersey, California, Illinois, Connecticut, Florida, Georgia and Pennsylvania and provides services to independent security companies nationwide.